Exhibit 99.1

EDITORIAL CONTACTS:	PRGP42SN410

Michele Drake

+1 650 752 5296

michele_drake@agilent.com

Jorgen Tesselaar (Europe and Asia)

+31 20 547 2825

jorgen_tesselaar@agilent.com

INVESTOR CONTACT:

Hilliard Terry

+1 650 752 5329

hilliard_terry@agilent.com

Agilent Technologies Reports Second Quarter 2004 Results

Orders, Revenues at Highest Levels in Three Years

PALO ALTO, Calif., May 17, 2004 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.89 billion for the second fiscal quarter ended April 30, 2004, 24 percent above one year ago. Revenues during the quarter were $1.83 billion, 25 percent ahead of last year. Second quarter GAAP net earnings were $104 million, or $0.21 per diluted share, compared to a loss of $146 million, or $0.31 per share, in last year’s second quarter.

Excluding $15 million of net restructuring and amortization charges, Agilent reported second quarter operating net income of $119 million, or $0.24 per share, versus a loss on a comparable basis of $72 million, or $0.15 per share, one year ago.

“Agilent’s businesses are clearly picking up, with virtually all of our major markets and all geographies gaining momentum,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Orders and revenue were at their highest levels since early 2001. Operating earnings per share(1) of 24 cents were near the top end of our guidance range — three cents better than the first quarter and 39 cents above last year.”

For the third consecutive quarter, Agilent generated positive free cash flow from operations(2). The company ended the quarter with $1.84 billion of cash and equivalents, up $164 million from the prior quarter. Inventory days-on-hand improved by 21 from one year ago to 94. Receivables days sales outstanding improved by 3 from one year ago to 54. Capital spending of $35 million was $32 million below the level of depreciation.

“Given our strong orders and revenues, our performance on the bottom line could have been even better,” said Barnholt. “With our markets clearly on the upswing, our market shares stable or rising, and our fundamental cost structure firmly in place, Agilent’s remaining challenge is to demonstrate superior performance on the bottom line. We intend to make significant progress against that commitment during the second half of this year.”

For the seasonally soft third quarter, Agilent expects revenues of $1.80 billion to $1.90 billion, roughly in line with second quarter results. Operating earnings should be in the range of $0.25 to $0.30 per share(3) compared to the second quarter’s $0.24. During the fourth quarter, the company currently anticipates revenues to be roughly $50 million above the third quarter and operating earnings per share to be up an additional $0.05.

Segment Results

Test and Measurement

(in millions)

	Q2:F04	Q2:F03	Q1:F04
Orders	745	608	642
Revenues	705	652	642
Operating Profit(4)	11	(103)	4

Second quarter Test and Measurement orders of $745 million were 23 percent above one year ago and up 16 percent from the seasonally soft first quarter. Compared to last year, orders were up in all geographies and all markets except wireline telecommunications. Revenues of $705 million were 8 percent above last year and 10 percent ahead of three months earlier.

Second quarter operating profits of $11 million were improved by $114 million compared to one year ago on a $53 million increase in revenues because of the cumulative benefits of aggressive restructuring. Profits were up $7 million versus the first quarter on a revenue gain of $63 million because of disappointing results in systems and support businesses. Actions now under way to address these performance issues are expected to enable segment operating margins to reach double-digit levels by the fourth quarter of this year.

Automated Test

(in millions)

	Q2:F04	Q2:F03	Q1:F04
Orders	286	219	200
Revenues	266	153	219
Operating Profit(4)	34	(37)	20

Second quarter Automated Test orders of $286 million were 31 percent above one year ago and at the highest level since 2000, with significant year-to-year growth in all product lines. Sequentially, orders were up 43 percent from the seasonally weak first quarter. Revenues of $266 million were 74 percent above last year and up 21 percent from the first quarter. The segment book-to-bill was 1.08 compared to 1.43 one year ago and 0.91 in the first quarter.

Segment profits of $34 million were up $71 million from one year ago on a $113 million increase in revenues, an attractive 63 percent incremental performance. Return on invested capital (ROIC) during the quarter was about 16 percent(5).

Semiconductor Products

(in millions)

	Q2:F04	Q2:F03	Q1:F04
Orders	523	420	582
Revenues	527	376	469
Operating Profit(4)	65	(43)	60

The top line of Semiconductor Products was very strong again in the second quarter. Orders of $523 million were up 25 percent from last year, with Personal Systems orders up 35 percent while Networking Systems orders were about flat with last year’s levels. Second quarter revenues of $527 million were 40 percent above one year ago compared to a 32 percent increase in worldwide semiconductor industry shipments through March.

Segment profits of $65 million were $108 million better than last year on a $151 million increase in sales. Sequentially, profits improved $5 million on a $58 million increase in revenues as the business invested to meet strong demand for new mobile and consumer products and experienced cost pressures in Networking Systems. Nonetheless, the segment generated a very attractive 34 percent ROIC during the quarter(5).

Life Sciences and Chemical Analysis

(in millions)

	Q2:F04	Q2:F03	Q1:F04
Orders	338	280	307
Revenues	333	286	313
Operating Profit(4)	39	20	49

The cyclical rebound in Life Sciences and Chemical Analysis continued to build momentum in the second quarter. Orders reached an all-time high of $338 million, 21 percent above last year, with Life Sciences and Chemical Analysis up 20 and 21 percent respectively. Revenues of $333 million were also at record levels, up 16 percent above last year.

Segment profits reached $39 million in the quarter, up $19 million from one year ago on a $47 million increase in revenues. Profits were off $10 million from the first quarter because of the normal seasonal increase in expenses. During the quarter, the segment achieved an ROIC of 21 percent(5).

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics, life sciences and chemical analysis. The company’s 28,000 employees serve customers in more than 110 countries. Agilent had net revenue of $6.1 billion in fiscal year 2003. Information about Agilent is available on the Web at www.agilent.com.

Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “Q2 FY04 Conference Call” under “Recent News and Events.” The webcast will remain on the company site for 90 days.

A telephone replay of the conference call will be available from 5:30 p.m. (PT) today through May 24 by dialing + 1 719 457 0820 and entering pass code 148315.

Forward-Looking Statements

This news release contains forward-looking statements (including, without limitation, information regarding expected revenues, margins and earnings; the markets we serve; our ability to take advantage of the recovery; and seasonality) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through business cycles while it continues to implement workforce and other cost reductions; the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended January 31, 2004.

# # #

(1)	Before net restructuring and amortization charges in all periods.
(2)	Free cash flow is defined as Net Cash provided by operating activities less Investments in property, plant and equipment.
(3)	Agilent’s expected range of EPS for Q304 and Q404 excludes restructuring, which cannot be estimated, and amortization of intangibles, which is expected to be $5 million per quarter. Non-GAAP tax rate is assumed to be 29 percent. Beginning in Q304, Agilent expects to treat its senior convertible debentures as “if converted.” As a result, approximately 36 million shares will be added to the denominator of diluted EPS and $6 million of associated after-tax quarterly interest expense will be added back to the numerator.
(4)	Before restructuring charges in all periods.
(5)	Refer to financial results tables for ROIC.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
Orders	$1,892	$1,527	24%

Net revenue	$1,831	$1,467	25%

Costs and expenses:
Cost of products and services	1,023	958	7%
Research and development	237	296	(20)%
Selling, general and administrative	460	548	(16)%

Total costs and expenses	1,720	1,802	(5)%

Income (loss) from operations	111	(335)	133%

Other income (expense), net	17	11	55%

Income (loss) before taxes	128	(324)	140%

Provision (benefit) for taxes	24	(178)	(113)%

Net income (loss)	$104	$(146)	171%

Net income (loss) per share -
Basic	$0.22	$(0.31)
Diluted	$0.21	$(0.31)

Weighted average shares used in computing net income (loss) per share:
Basic	481	471
Diluted	495	471

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Six Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
Orders	$3,623	$2,885	26%

Net revenue	$3,474	$2,879	21%

Costs and expenses:
Cost of products and services	1,927	1,838	5%
Research and development	466	573	(19)%
Selling, general and administrative	891	1,059	(16)%

Total costs and expenses	3,284	3,470	(5)%

Income (loss) from operations	190	(591)	132%

Other income (expense), net	21	15	40%

Income (loss) before taxes	211	(576)	137%

Provision (benefit) for taxes	36	(318)	(111)%

Income (loss) before cumulative effect of accounting change	175	(258)	168%

Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	—	(257)	100%

Net income (loss)	$175	$(515)	134%

Net income (loss) per share -
Basic
Income (loss) before cumulative effect of accounting change	$0.36	$(0.55)
Cumulative effect of adopting SFAS No. 142, net	—	(0.54)

Net income (loss)	$0.36	$(1.09)

Diluted
Income (loss) before cumulative effect of accounting change	$0.36	$(0.55)
Cumulative effect of adopting SFAS No. 142, net	—	(0.54)

Net income (loss)	$0.36	$(1.09)

Weighted average shares used in computing net income (loss) per share:
Basic	481	471
Diluted	492	471

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles

and Non-Operational Items

(Unaudited)

(In millions, except per share amounts)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
Orders	$1,892	$1,527	24%

Net revenue	$1,831	$1,467	25%

Costs and expenses:
Cost of products and services	1,010	892	13%
Research and development	237	268	(12)%
Selling, general and administrative	435	489	(11)%

Total costs and expenses	1,682	1,649	2%

Income (loss) from operations	149	(182)	182%

Other income (expense), net	15	14	7%

Income (loss) before taxes	164	(168)	198%

Provision (benefit) for taxes	45	(96)	(147)%

Non-GAAP net income (loss)	$119	$(72)	265%

Non-GAAP net income (loss) per share:
Basic	$0.25	$(0.15)
Diluted	0.24	$(0.15)
Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	481	471
Diluted	495	471

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following items and reconcile to GAAP net income (loss):
Net income (loss) per GAAP	$104	$(146)
Non-GAAP adjustments:
Other intangibles	7	12
Restructuring and asset impairment	20	134
Other	9	10
Adjustment for income taxes	(21)	(82)

Non-GAAP net income (loss)	$119	$(72)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles

and Non-Operational Items

(Unaudited)

(In millions, except per share amounts)

	Six Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
Orders	$3,623	$2,885	26%

Net revenue	$3,474	$2,879	21%

Costs and expenses:
Cost of products and services	1,897	1,756	8%
Research and development	456	541	(16)%
Selling, general and administrative	835	966	(14)%

Total costs and expenses	3,188	3,263	(2)%

Income (loss) from operations	286	(384)	174%

Other income (expense), net	27	21	29%

Income (loss) before taxes	313	(363)	186%

Provision (benefit) for taxes	91	(182)	(150)%

Non-GAAP income (loss)	$222	$(181)	223%

Non-GAAP net income (loss) per share:
Basic	$0.46	$(0.38)
Diluted	0.45	$(0.38)

Weighted average shares used in computing non-GAAP net income (loss) per share:
Basic	481	471
Diluted	492	471

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following items and reconcile to GAAP net income (loss):

Net income (loss) per GAAP	$175	$(515)
Non-GAAP adjustments:
Other intangibles	18	24
Restructuring and asset impairment	73	181
SFAS No. 142 adoption	—	268
Gain on sale of assets	—	(2)
Other	11	10
Adjustment for income taxes	(55)	(147)

Non-GAAP net income (loss)	$222	$(181)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

THREE MONTHS ENDED APRIL 30, 2004

(Unaudited)

(In millions, except per share amounts)	GAAP	Non-GAAP Adjustments				Non-GAAP
		Other Intangibles	Restructuring and Asset Impairment	Other	Adjustment for Income Taxes
Orders	$1,892	$—	$—	$—	$—	$1,892

Net revenue	$1,831	$—	$—	$—	$—	$1,831

Costs and expenses:
Cost of products and services	1,023	(6)	(7)	—	—	1,010
Research and development	237	—	—	—	—	237
Selling, general and administrative	460	(1)	(13)	(11)	—	435

Total costs and expenses	1,720	(7)	(20)	(11)	—	1,682

Income from operations	111	7	20	11	—	149

Other income (expense), net	17	—	—	(2)	—	15

Income from operations before taxes	128	7	20	9	—	164

Provision for taxes	24	—	—	—	21	45

Net income	$104	$7	$20	$9	$(21)	$119

Net income per share - Basic and Diluted:

Basic	$0.22	$0.01	$0.04	$0.02	$(0.04)	$0.25
Diluted	$0.21	$0.01	$0.04	$0.02	$(0.04)	$0.24
Weighted average shares used in computing net income per share:

Basic	481	481	481	481	481	481
Diluted	495	495	495	495	495	495

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

SIX MONTHS ENDED APRIL 30, 2004

(Unaudited)

(In millions, except per share amounts)	GAAP	Non-GAAP Adjustments				Non-GAAP
		Other Intangibles	Restructuring and Asset Impairment	Other	Adjustment for Income Taxes
Orders	$3,623	$—	$—	$—	$—	$3,623

Net revenue	$3,474	$—	$—	$—	$—	$3,474

Costs and expenses:
Cost of products and services	1,927	(15)	(15)	—	—	1,897
Research and development	466	—	(10)	—	—	456
Selling, general and administrative	891	(3)	(40)	(13)	—	835

Total costs and expenses	3,284	(18)	(65)	(13)	—	3,188

Income from operations	190	18	65	13	—	286

Other income (expense), net	21	—	8	(2)	—	27

Income from operations before taxes	211	18	73	11	—	313

Provision for taxes	36	—	—	—	55	91

Net income	$175	$18	$73	$11	$(55)	$222

Net income per share - Basic and Diluted:

Basic	$0.36	$0.04	$0.15	$0.02	$(0.11)	$0.46
Diluted	$0.36	$0.03	$0.15	$0.02	$(0.11)	$0.45

Weighted average shares used in computing net income per share:

Basic	481	481	481	481	481	481
Diluted	492	492	492	492	492	492

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET LOSS

THREE MONTHS ENDED APRIL 30, 2003

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring and Asset Impairment	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$1,527	$—	$—	$—	$—	$1,527

Net revenue	$1,467	$—	$—	$—	$—	$1,467

Costs and expenses:
Cost of products and services	958	(10)	(46)	(10)	—	892
Research and development	296	—	(28)	—	—	268
Selling, general and administrative	548	(2)	(57)	—	—	489

Total costs and expenses	1,802	(12)	(131)	(10)	—	1,649

Loss from operations	(335)	12	131	10	—	(182)

Other income (expense), net	11	—	3	—	—	14

Loss before taxes	(324)	12	134	10	—	(168)

Benefit for taxes	(178)	—	—	—	82	(96)

Net loss	$(146)	$12	$134	$10	$(82)	$(72)

Net loss per share - Basic and Diluted:
Net loss	$(0.31)	$0.03	$0.29	$0.02	$(0.18)	$(0.15)

Weighted average shares used in computing net loss per share:

Basic and diluted	471	471	471	471	471	471

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET LOSS

SIX MONTHS ENDED APRIL 30, 2003

(Unaudited)

		Non-GAAP Adjustments
(In millions, except per share amounts)	GAAP	Other Intangibles	Restructuring and Asset Impairment	Gain on Sale of Assets	SFAS No. 142	Other	Adjustment for Income Taxes	Non-GAAP
Orders	$2,885	$—	$—	$—	$—	$—	$—	$2,885

Net revenue	$2,879	$—	$—	$—	$—	$—	$—	$2,879
Costs and expenses:
Cost of products and services	1,838	(20)	(52)	—	—	(10)	—	1,756
Research and development	573	—	(32)	—	—	—	—	541
Selling, general and administrative	1,059	(4)	(89)	—	—	—	—	966

Total costs and expenses	3,470	(24)	(173)	—	—	(10)	—	3,263

Loss from operations	(591)	24	173	—	—	10	—	(384)

Other income (expense), net	15	—	8	(2)	—	—	—	21

Loss from continuing operations before taxes	(576)	24	181	(2)	—	10	—	(363)

Benefit for taxes	(318)	—	—	—	—	—	136	(182)

Loss before cumulative effect of accounting change	(258)	24	181	(2)	—	10	(136)	(181)

Cumulative effect of adopting SFAS No. 142 (net of tax benefit of $11 million)	(257)	—	—	—	268	—	(11)	—

Net loss	$(515)	$24	$181	$(2)	$268	$10	$(147)	$(181)

Net loss per share - Basic and Diluted:

Loss before cumulative effect of accounting change	$(0.55)	$0.05	$0.39	$—	$—	$0.02	$(0.29)	$(0.38)
Cumulative effect of adopting SFAS No. 142, net	(0.54)	—	—	—	0.56	—	(0.02)	—

Net loss	$(1.09)	$0.05	$0.39	$—	$0.56	$0.02	$(0.31)	$(0.38)

Weighted average shares used in computing net loss per share:

Basic and diluted	471	471	471	471	471	471	471	471

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(in millions, except par value and share amounts)

(Unaudited)

	April 30, 2004	October 31, 2003
ASSETS
Current assets:
Cash and cash equivalents	$1,842	$1,607
Accounts receivable, net	1,094	1,086
Inventory	1,050	995
Current deferred tax assets	14	10
Other current assets	255	191

Total current assets	4,255	3,889

Property, plant and equipment, net	1,363	1,447
Goodwill and other intangible assets, net	393	402
Long-term deferred tax assets	29	27
Other assets	635	532

Total assets	$6,675	$6,297

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$428	$441
Employee compensation and benefits	565	566
Deferred revenue	307	262
Income and other taxes payable	326	326
Other accrued liabilities	280	311

Total current liabilities	1,906	1,906

Senior convertible debentures	1,150	1,150
Other liabilities	432	417

Total liabilities	3,488	3,473

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 481 million shares at April 30, 2004 and 476 million shares at October 31, 2003 issued and outstanding	5	5
Additional paid-in capital	5,067	4,984
Accumulated deficit	(1,984)	(2,159)
Accumulated comprehensive income (loss)	99	(6)

Total stockholders’ equity	3,187	2,824

Total liabilities and stockholders’ equity	$6,675	$6,297

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)

(Unaudited)

	Six months ended April 30, 2004	Three months ended April 30, 2004
Cash flows from operating activities:
Net income	$175	$104
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	136	67
Amortization	20	8
Inventory-related charges	2	1
Deferred taxes	(17)	(10)
Asset impairment charges	12	—
Net loss on sale of assets	7	7
Changes in assets and liabilities:
Accounts receivable	27	(24)
Inventory	(61)	4
Accounts payable	26	19
Employee compensation and benefits	(1)	91
Income taxes and other taxes payable	(66)	(36)
Other current assets and liabilities	(24)	(54)
Other long-term assets and liabilities	(24)	(5)

Net cash provided by operating activities *	212	172

Cash flows from investing activities:
Investments in property, plant and equipment	(64)	(35)
Dispositions of property, plant and equipment	8	8
Purchased intangibles	(5)	—

Net cash used in investing activities	(61)	(27)

Cash flows from financing activities:
Issuance of common stock under employee stock plans	83	17
Net repayments of notes payable and short-term borrowings	1	2

Net cash provided by financing activities	84	19

Change in cash and cash equivalents	235	164

Cash and cash equivalents at beginning of period	1,607	1,678

Cash and cash equivalents at end of period	$1,842	$1,842

* Cash payments included in operating activities:
Restructuring	73	36
Income tax payments	69	43
Pension trust fund contributions	97	19

AGILENT TECHNOLOGIES, INC.

TEST AND MEASUREMENT INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2004	Three months ended April 30, 2003	Yr vs.Yr % change	Three months ended January 31, 2004	Sequential % change
Orders	$745	$608	23%	$642	16%
Net Revenue	$705	$652	8%	$642	10%
Income (loss) from operations	$11	$(103)	111%	$4	175%

	Six months ended April 30, 2004	Six months ended April 30, 2003	Yr vs.Yr % change
Orders	$1,387	$1,202	15%
Net Revenue	$1,347	$1,285	5%
Income (loss) from operations	$15	$(235)	106%

Q2 FY04 vs Q1 FY04 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY04 $ Amount	Sequential % change	% of Segment	Q2 FY04 $ Amount	Sequential % change	% of Segment
Communications test	$527	18%	71%	$493	11%	70%
General purpose test	218	11%	29%	212	8%	30%

	$745	16%	100%	$705	10%	100%

Q2 FY04 vs Q2 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY04 $ Amount	Yr vs.Yr % change	Q2 FY04 $ Amount	Yr vs.Yr % change
Communications test	$527	27%	$493	7%
General purpose test	218	12%	212	10%

	$745	23%	$705	8%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.

AUTOMATED TEST INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2004	Three months ended April 30, 2003	Yr vs.Yr % change	Three months ended January 31, 2004	Sequential % change
Orders	$286	$219	31%	$200	43%
Net Revenue	$266	$153	74%	$219	21%
Income (loss) from operations	$34	$(37)	192%	$20	70%

	Six months ended April 30, 2004	Six months ended April 30, 2003	Yr vs.Yr % change
Orders	$486	$334	46%
Net Revenue	$485	$289	68%
Income (loss) from operations	$54	$(85)	164%

Q2 FY04 vs Q1 FY04 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY04 $ Amount	Sequential % change	% of Segment	Q2 FY04 $ Amount	Sequential % change	% of Segment
Semiconductor test	$240	48%	84%	$225	26%	85%
Manufacturing test	46	21%	16%	41	3%	15%

	$286	43%	100%	$266	21%	100%

Q2 FY04 vs Q2 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY04 $ Amount	Yr vs.Yr % change	Q2 FY04 $ Amount	Yr vs.Yr % change
Semiconductor test	$240	28%	$225	86%
Manufacturing test	46	44%	41	28%

	$286	31%	$266	74%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.

SEMICONDUCTOR PRODUCTS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2004	Three months ended April 30, 2003	Yr vs. Yr % change	Three months ended January 31, 2004	Sequential % change
Orders	$523	$420	25%	$582	(10)%
Net Revenue	$527	$376	40%	$469	12%
Income (loss) from operations	$65	$(43)	251%	$60	8%

	Six months ended April 30, 2004	Six months ended April 30, 2003	Yr vs. Yr % change
Orders	$1,105	$801	38%
Net Revenue	$996	$743	34%
Income (loss) from operations	$125	$(91)	237%

Q2 FY04 vs Q1 FY04 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY04 $ Amount	Sequential % change	% of Segment	Q2 FY04 $ Amount	Sequential % change	% of Segment
Networking	$131	(12)%	25%	$175	17%	33%
Personal systems	392	(9)%	75%	352	10%	67%

	$523	(10)%	100%	$527	12%	100%

Q2 FY04 vs Q2 FY03 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY04 $ Amount	Yr vs.Yr % change	Q2 FY04 $ Amount	Yr vs.Yr % change
Networking	$131	1%	$175	51%
Personal systems	392	35%	352	35%

	$523	25%	$527	40%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2004	Three months ended April 30, 2003	Yr vs.Yr % change	Three months ended January 31, 2004	Sequential % change
Orders	$338	$280	21%	$307	10%
Net Revenue	$333	$286	16%	$313	6%
Income from operations	$39	$20	95%	$49	(20)%

	Six months ended April 30, 2004	Six months ended April 30, 2003	Yr vs.Yr % change
Orders	$645	$548	18%
Net Revenue	$646	$562	15%
Income from operations	$88	$54	63%

Income from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.

Segment Income (Loss) from Operations

Reconciliation of Reporting Segments to Agilent Non-GAAP Income (Loss)

(In millions)

(Unaudited)

	Three months ended April 30,		Three months ended January 31, 2004
	2004	2003
Test and Measurement	$11	$(103)	$4
Semiconductor Products	65	(43)	60
Automated Test	34	(37)	20
Life Sciences and Chemical Analysis	39	20	49

Unallocated infrastructure charges	—	(19)	4

Non-GAAP Income (loss) from operations - Agilent	$149	$(182)	$137

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

AGILENT TECHNOLOGIES, INC.

ORDERS AND NET REVENUE FROM OPERATIONS

BY GEOGRAPHY

(In millions, except percent changes)

(Unaudited)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
ORDERS
Americas	$669	$589	14%
Europe	353	304	16%
Asia Pacific	870	634	37%

Total	$1,892	$1,527	24%

NET REVENUE
Americas	$588	$533	10%
Europe	374	297	26%
Asia Pacific	869	637	36%

Total	$1,831	$1,467	25%

	Six Months Ended April 30,		Percent Inc/(Dec)
	2004	2003
ORDERS
Americas	$1,221	$1,085	13%
Europe	725	599	21%
Asia Pacific	1,677	1,201	40%

Total	$3,623	$2,885	26%

NET REVENUE
Americas	$1,161	1,109	5%
Europe	737	593	24%
Asia Pacific	1,576	1,177	34%

Total	$3,474	$2,879	21%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC.

Reconciliation of Segment ROIC

(In millions)

(Unaudited)

	Q2 FY04 ATG	Q2 FY04 SPG	Q2 FY04 LSCA
Numerator:
Segment income from operations	$34	$65	$39
Less:
Other (income) expense and taxes	13	(9)	18

Segment return	21	74	21

Segment return annualized	$84	$296	$84

Denominator:
Segment assets (1)	$651	$1,180	$578
Less:
Net current liabilities (2)	109	307	188

Invested capital	$542	$873	$390

Average Invested capital	$541	$879	$407

ROIC	16%	34%	21%

ROIC calculation: (annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(1)	Segment assets consist of inventory, accounts receivable, property plant and equipment and gross goodwill and other intangibles.
(2)	Includes accounts payable, employee compensation and benefits and other accrued liabilities.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect On the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION OF DAYS ON HAND (DOH)

(In millions)

	Q204	Q203	Yr vs. Yr Change in Days
Non-GAAP
Costs of Products and Services	1,023	958
Amort of Intangibles	6	10
Restructuring	7	46
Inventory Charges	1	5
Other	—	10

Adjusted Costs of Products and Services	1,009	887
Net Inventory	1,050	1,131

Non-GAAP Inventory Days	94	115	(21)

GAAP
Costs of Products and Services	1,023	958
Net Inventory	1,050	1,131

GAAP Inventory Days	92	106	(14)

Non-GAAP DOH Formula:	(Quarter-end net inventory * 90 Days)/(Current quarter’s COGS—Inventory Charges—Non-GAAP Adjustments)

GAAP DOH Formula:	(Quarter end net inventory * 90 Days)/(Current quarter’s COGS)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.